SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2006

TVI CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-10449	52-1085536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 Holladay Tyler Road, Glenn Dale, MD 20769

(Address of Principal Executive Offices)

(301) 352-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

We hereby amend our Current Report on Form 8-K dated October 31, 2006 and filed with the Commission on November 1, 2006 (the “Report”), which announced the completion of our acquisition of privately-held Signature Special Event Services, LLC (“SSES”), a leading provider of rental services for traditional special events and for disaster relief and recovery efforts with broad infrastructure offerings, including tents, flooring/staging, lighting, power, climate control and food service equipment. The purpose of this amendment is to amend Item 9.01 of the Report for the purpose of filing (i) SSES’s audited financial statements for the fiscal years ended December 31, 2005, 2004 and 2003, together with the report of SSES’s independent auditors, (ii) SSES’s unaudited financial statements for the nine months ended September 30, 2006 and 2005 and (iii) pro forma financial information (unaudited) reflecting the SSES acquisition.

(a) Financial Statements of Businesses Acquired.

(1)	Signature Special Event Services, LLC financial statements for each of the years ended December 31, 2005, 2004 and 2003 (together with report of independent auditors) are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(2)	Signature Special Event Services, LLC financial statements for each of the nine month periods ended September 30, 2006 and 2005 (unaudited) are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of the Registrant giving effect to the SSES acquisition as described in such pro forma financial information is included as Exhibit 99.5 hereto and incorporated herein by reference:

(1)	Unaudited Pro Forma Combined Balance Sheet as of September 30, 2006.

(2)	Notes to Unaudited Pro Forma Combined Balance Sheet.

(3)	Unaudited Pro Forma Combined Statement of Income for the Nine Months Ended September 30, 2006.

(4)	Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2005.

(5)	Notes to Unaudited Pro Forma Combined Statements of Income.

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(c) Exhibits.

2.1	Asset Purchase Agreement, dated as of October 31, 2006 among TVI Corporation, TVI Holdings One, Inc., Signature Special Event Services, LLC (“SSES”), River Associates Investments, LLC and the members of SSES (incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed November 1, 2006)

10.1	Employment Agreement, dated as of October 31, 2006, between TVI Corporation and Tom Brown (incorporated by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed November 1, 2006)

10.2	Incentive Bonus Program, dated as of October 31, 2006 (incorporated by reference from Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed November 1, 2006)

10.3	Financing and Security Agreement dated October 31, 2006 among TVI Corporation, CAPA Manufacturing Corp., Safety Tech International, Inc., TVI Air Shelters, LLC, TVI Holdings One, Inc. and Branch Banking & Trust Company) (incorporated by reference from Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed November 1, 2006)

23.1	Consent of McGladrey & Pullen, LLP

99.1	Finder’s Agreement, dated as of October 31, 2006 between TVI Corporation and Event Services, LLC (incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed November 1, 2006)

99.2	Press Release dated October 31, 2006 (incorporated by reference from Exhibit 99.2 to the Registrant’s Current Report on Form 8-K filed November 1, 2006)

99.3	Signature Special Event Services, LLC financial statements for the years ended December 31, 2005, 2004 and 2003 (together with report of independent auditors)

99.4	Signature Special Event Services, LLC financial statements for each of the nine-month periods ended September 30, 2006 and 2005 (unaudited)

99.5	Unaudited Pro Forma Financial Statements and notes thereto

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVI CORPORATION
(Registrant)

Date: January 16, 2007	By:	/s/ GEORGE J. ROBERTS
		Name:	George J. Roberts
		Title:	Senior Vice President and Chief Financial Officer

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